UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 30, 2009

EMERALD DAIRY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11990 Market Street, Suite 205 Reston, Virginia 20190
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(703) 867-9247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2009 (the “Closing Date”), Emerald Dairy Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with an unrelated party (the “Lender”), pursuant to which the Company borrowed $1,750,000 from the Lender (the “Loan”), in consideration for which it issued a promissory note to the Lender (the “Note”).  The Company intends to apply substantially all of the loan proceeds toward the cost of equipping the first production line of its newly-constructed milk powder processing facility located in Hailun City, Heilongjiang Province, China.  The terms of the Loan and Note are further described under Item 2.03 of this Current Report on Form 8-K (“Form 8-K”), which disclosure is incorporated herein by reference.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, the Company issued the Note to the Lender.  The interest rate on the Note is ten (10%) percent per annum and is payable on maturity. The Note has a stated maturity date of November 30, 2010.  Upon the maturity of the Note, by acceleration or otherwise, interest on unpaid amounts shall thereafter be payable at the rate of twelve (12%) percent per annum (“Default Interest”), until the obligation is paid in full.  Any regular interest or Default Interest not paid when due under the Note shall be added to the principal of the Note.  The Company may from time-to-time prepay any amount due under the Note, in whole or in part, without penalty.  The entire unpaid principal balance, together with accrued interest, shall become due and payable, without presentment, demand, protest, notice of protest or other notice of dishonor of any kind upon the occurrence of an “Event of Default,” as defined in the Loan Agreement.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the Note, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description

4.1	Promissory Note

10.1	Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD DAIRY INC.
(Registrant)

Date: December 4, 2009	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President